UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street, Omaha, Nebraska, 8137

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

4020 South 147th Street, Omaha, Nebraska, 68137

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

12/31

Date of reporting period:  12/31/11

Item 1.  Reports to Stockholders.

CLASS A SHARES (BHTAX)

CLASS C SHARES (BHTCX)

Annual Report

December 31, 2011

1-877-760-0005

WWW.BH-ADV.COM

Distributed by Northern Lights Distributors, LLC

Member FINRA

Beech Hill Total Return Fund – 2011 Shareholder Letter

Dear Shareholders:

           In 2011 the domestic equity indexes ranged from up slightly to down slightly with the S&P 500 finishing little changed.  This, however, masks a 300 point (or 30%) trading range.  This extreme volatility was evident in our fund performance throughout the year providing angst for weary investors.  The past year has vacillated with a “risk on, risk off” rotation rewarding both risk and safety in turn, depending on central bank and political news flow, creating a manic environment for investment.  The extent of both natural and man-made financial disasters in 2011 certainly makes such behavior understandable.

The fund was launched following SEC review on January 24th 2011, initial funding occurred on February 7th, and our first trades were done on February 8th.  The fund held an elevated cash position throughout the first two calendar quarters as we were gradually investing the capital according to our fundamental process.  At the conclusion of the first calendar quarter we had 62% in cash, at the close of the second calendar quarter we held 45% in cash, with that number declining to approximately 10% for the end of the third and fourth quarters, in line with our seasoned advisory portfolios.   The final two quarters were more accurately reflective of our investment strategy as we became more fully invested and diversified.  As such we trailed the index in the first half of the year and lead the index slightly in the latter half.  Additionally, we exhibited less volatility, as intended, with our balanced growth and income approach.

           We entered 2011 with more confidence than we ended the year.  Strategically, we trailed the S&P 500 for the year due to our initial cyclical exposure.  Our initial investment stance was predicated on a global recovery based upon improving corporate projections, a stabilizing financial market, and continued demand supporting higher commodity valuations, and we positioned accordingly.   During the second and third quarters, domestic economic data and corporate reports began to contradict earlier growth indicators.  Exacerbating the situation was a rapidly deteriorating Euro sovereign debt crisis.  Our positions with exposure to the emerging markets, basic materials and cyclical industries, declined in response.  When the facts began to change we changed.  We tactically reformatted our mindset and our investment strategy focusing less on growth and more on principal preservation and income.  This resulted in a much more defensive posture as we closed 2011.  We shifted out of the aforementioned positions and added to our weightings in Healthcare, Utilities, MLPs, Convertibles and Corporate Bonds.  We continue to find these segments attractive on a total return basis.  Our performance mimicked the index as strength in defensive and income positions was offset by weakness in our basic materials, energy and cyclical holdings.  Please do not hesitate to call or email if you require further clarification or detail.  Thanks again.

	Q1 *Partial	Q2	Q3	Q4
BHTAX	-1.20%	-2.33%	-10.67%	8.93%
BHCTX	-1.30%	-2.53%	-10.81%	8.74%
S&P 500**	3.10%	0.10%	-13.87%	11.82%

*From 1/24/11

**The S&P 500® Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large‐cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

0282-NLD-2/21/2012

Beech Hill Total Return Fund
PORTFOLIO REVIEW
December 31, 2011 (Unaudited)

The Fund's performance figures* for the period ended December 31, 2011, as compared to its benchmark:

		Since Inception**
Beech Hill Total Return Fund Class A		-6.10%
Beech Hill Total Return Fund Class A with load		-9.89%
Beech Hill Total Return Fund Class C		-6.70%
S&P 500 Total Return Index		-0.60%

* The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 4.00%.   Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. The Fund’s total annual operating expenses are 2.49% for Class A shares, 3.24% for Class C shares per the January 19, 2011, prospectus. For performance information current to the most recent month-end, please call toll-free 1-877-760-0005.

The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses.
** Inception date is January 24, 2011.
Comparison of the Change in Value of a $10,000 Investment

Holdings by Industry	% of Net Assets
Pipelines	11.5%
Mining	9.9%
Electric	9.1%
Pharmaceuticals	7.8%
Telecommunications	7.5%
Oil & Gas	6.0%
Chemicals	4.8%
Aerospace/Defense	4.1%
Oil & Gas Services	3.3%
Semiconductors	3.0%
Other / Cash & Cash Equivalents	33.0%
	100.0%

Beech Hill Total Return Fund
PORTFOLIO OF INVESTMENTS
December 31, 2011

Shares		Value
	COMMON STOCK - 72.3%
	AEROSPACE/DEFENSE - 4.1%
4,000	Boeing Co.	$ 293,400

	CHEMICALS - 4.8%
4,500	EI du Pont de Nemours & Co.	206,010
3,400	Potash Corp. of Saskatchewan Inc.	140,352
		346,362

	COAL - 2.6%
7,000	Natural Resource Partners LP	189,770

	COMPUTERS - 2.3%
7,500	EMC Corp./Massachusetts *	161,550

	ELECTRIC - 5.8%
4,000	NextEra Energy Inc.	243,520
5,300	Public Service Enterprise Group, Inc.	174,953
		418,473

	IRON/STEEL - 2.3%
4,100	Nucor Corp.	162,237

	MINING - 8.2%
4,500	Barrick Gold Corp.	203,625
3,000	Goldcorp, Inc.	132,750
4,200	Newmont Mining Corp.	252,042
		588,417

	MISCELLANEOUS MANUFACTURING - 2.5%
10,000	General Electric Co.	179,100

	OIL & GAS - 6.0%
11,000	Encana Corp.	203,830
4,800	Ensco PLC	225,216
		429,046
See accompanying notes to financial statements.
Beech Hill Total Return Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2011

Shares		Value
	OIL & GAS SERVICES - 3.3%
3,500	Schlumberger, Ltd.	$ 239,085

	PHARMACEUTICALS - 7.8%
4,000	Merck & Co. Inc.	150,800
12,200	Pfizer Inc.	264,008
4,000	Sanofi	146,160
		560,968

	PIPELINES - 11.5%
5,000	Energy Transfer Partners LP	229,250
3,800	Enterprise Products Partners LP	176,244
2,200	Kinder Morgan Energy Partners LP	186,890
4,000	ONEOK Partners LP	230,960
		823,344

	SEMICONDUCTORS - 3.0%
9,000	Intel Corp.	218,250

	SOFTWARE - 2.3%
6,400	Microsoft Corp.	166,144

	TELECOMMUNICATIONS - 5.8%
7,500	AT&T Inc.	226,800
4,500	BCE, Inc.	187,515
		414,315

	TOTAL COMMON STOCK (Cost $5,174,249)	5,190,461

	CONVERTIBLE PREFERRED STOCK - 7.6%
	AUTO MANUFACTURERS - 2.6%
5,500	General Motors Co., 4.75% 12/1/2013 *	188,375

	ELECTRIC - 3.3%
4,300	PPL Corp., 9.50% 7/1/2013 *	239,037

	MINING - 1.7%
2,500	AngloGold Ashanti Holdings Finance PLC, 6.00% 9/15/2013 *	119,325

	TOTAL CONVERTIBLE PREFERRED STOCK (Cost $601,344)	546,737

See accompanying notes to financial statements.
Beech Hill Total Return Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2011

Principal ($)		Value
	BONDS & NOTES - 10.5%
	COMMERCIAL SERVICES - 2.0%
$ 155,000	RR Donnelly & Sons Co., 6.125% due 1/15/2017	$ 143,375

	INTERNET - 2.1%
150,000	Expedia, Inc., 5.95% due 8/15/2020	152,135

	IRON/STEEL - 2.0%
150,000	United States Steel Corp., 6.05% due 6/1/2017	143,250

	RETAIL - 2.7%
200,000	Best Buy Co. Inc., 5.50% due 3/15/2021	191,092

	TELECOMMUNICATIONS - 1.7%
150,000	Sprint Nextel Corp., 6.00% due 12/1/2016	123,000

	TOTAL BONDS & NOTES (Cost $780,128)	752,852

Shares
	SHORT-TERM INVESTMENTS - 11.9%
	MONEY MARKET FUND - 11.9%
856,826	Dreyfus Treasury Prime Cash Management, 0.01%** (Cost $856,826)	856,826

	TOTAL INVESTMENTS - 102.3% (Cost $7,412,547) (a)	$ 7,346,876
	LIABILITIES LESS OTHER ASSETS - (2.3)%	(163,782)
	TOTAL NET ASSETS - 100.0%	$ 7,183,094

* Non-Income producing security.
** Money market fund; interest rate reflects seven-day effective yield on December 31, 2011.
(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $7,391,989 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:
	Unrealized Appreciation:	$ 365,711
	Unrealized Depreciation:	(410,824)
	Net Unrealized Depreciation:	$ (45,113)

See accompanying notes to financial statements.
Beech Hill Total Return Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2011 (Unaudited)

ASSETS
Investment securities:
At cost	$ 7,412,547
At value	$ 7,346,876
Dividends and interest receivable	25,774
Prepaid expenses and other assets	1,254
TOTAL ASSETS	7,373,904

LIABILITIES
Payable for investments purchased	140,559
Fees payable to other affiliates	9,912
Distribution (12b-1) fees payable	5,937
Payable for Fund shares repurchased	5,000
Investment advisory fees payable	203
Accrued expenses and other liabilities	29,199
TOTAL LIABILITIES	190,810
NET ASSETS	$ 7,183,094

Composition of Net Assets:
Paid in capital [$0 par value, unlimited shares authorized]	$ 7,663,658
Accumulated net investment income	20,558
Accumulated net realized loss from security transactions
and foreign currency	(435,477)
Net unrealized depreciation of investments and foreign currency	(65,645)
NET ASSETS	$ 7,183,094

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 168,690
Shares of beneficial interest outstanding	17,967
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (a)(b)	$ 9.39
Maximum offering price per share
(net asset value plus maximum sales charge of 4.00%) (c)	$ 9.78

Class C Shares:
Net Assets	$ 7,014,404
Shares of beneficial interest outstanding	752,181
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (b)	$ 9.33

(a)	For certain purchases of $1 million or more, a 1% contingent deferred sales charge may apply to redemptions made within twelve months of purchase.
(b) Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.
(c) On investments of $250,000 or more, the offering price is reduced.

See accompanying notes to financial statements.
Beech Hill Total Return Fund
STATEMENT OF OPERATIONS
For the Period Ended December 31, 2011(a)

INVESTMENT INCOME
Dividends (net of withholding taxes of $1,656)	$ 127,615
Interest	16,874
TOTAL INVESTMENT INCOME	144,489

EXPENSES
Investment advisory fees	64,598
Distribution (12b-1) fees:
Class A	346
Class C	63,224
Administrative services fees	36,582
Professional fees	23,000
Accounting services fees	22,358
Transfer agent fees	20,617
Compliance officer fees	14,208
Printing and postage expenses	10,045
Trustees fees and expenses	5,501
Registration fees	5,387
Custodian fees	4,082
Non 12b-1 shareholder servicing fees	2,000
Other expenses	3,478
TOTAL EXPENSES	275,426

Less: Fees waived by the Advisor	(64,598)
Less: Fees reimbursed by the Advisor	(52,172)
NET EXPENSES	158,656

NET INVESTMENT LOSS	(14,167)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from:
Security transactions	(435,477)
Foreign security transactions	(373)
(435,850)
Net change in unrealized appreciation (depreciation) from:
Security transactions	(65,671)
Foreign security transactions	26
(65,645)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(501,495)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (515,662)

(a) The Beech Hill Total Return Fund commenced operations on January 24, 2011.

See accompanying notes to financial statements.
Beech Hill Total Return Fund
STATEMENT OF CHANGES IN NET ASSETS
For the
Period Ended
December 31,
2011 (a)
FROM OPERATIONS
Net investment loss	$ (14,167)
Net realized loss from security transactions	(435,850)
Net change in unrealized appreciation (depreciation) of investments
and foreign security transactions	(65,645)
Net decrease in net assets resulting from operations	(515,662)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	177,753
Class C	8,395,931
Redemption fee proceeds:
Class A	-
Class C	171
Payments for shares redeemed:
Class A	-
Class C	(875,099)
Net increase in net assets from shares of beneficial interest	7,698,756

TOTAL INCREASE IN NET ASSETS	7,183,094

NET ASSETS
Beginning of Period	-
End of Period *	$ 7,183,094
*Includes accumulated net investment income of:	$ 20,558

SHARE ACTIVITY
Class A:
Shares Sold	17,967
Shares Redeemed	-
Net increase in shares of beneficial interest outstanding	17,967

Class C:
Shares Sold	845,602
Shares Redeemed	(93,421)
Net increase in shares of beneficial interest outstanding	752,181

(a) The Beech Hill Total Return Fund commenced operations on January 24, 2011.

See accompanying notes to financial statements.

Beech Hill Total Return Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

		Class A	Class C
		Period	Period
		Ended	Ended
		December 31,	December 31,
		2011	2011
		(Unaudited) (1)	(Unaudited) (1)
Net asset value, beginning of period		$ 10.00	$ 10.00

Activity from investment operations:
	Net investment income (loss) (2)	0.05	(0.02)
	Net realized and unrealized
	loss on investments	(0.66)	(0.65)
Total from investment operations		(0.61)	(0.67)

Paid-in-Capital From Redemption Fees (7)		0.00	0.00

Net asset value, end of period		$ 9.39	$ 9.33

Total return (3)(6)		(6.10)%	(6.70)%

Net assets, at end of period (000s)		$ 169	$ 7,014

Ratio of gross expenses to average
	net assets (4)(5)	4.34%	4.32%
Ratio of net expenses to average
	net assets (5)	1.75%	2.50%
Ratio of net investment income (loss)
	to average net assets (5)	0.64%	(0.23)%

Portfolio Turnover Rate (6)		38%	38%

(1)	The Beech Hill Total Return Fund's Class A and Class C shares commenced operations January 24, 2011
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(5)	Annualized for periods less than one full year.
(6)	Not annualized.
(7)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

Beech Hill Total Return Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2011

1.

ORGANIZATION

The Beech Hill Total Return Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.   The Fund seeks total return from income and capital appreciation. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

The Fund currently offers Class A and Class C shares.    Class C shares are offered at net asset value.   Class A shares are offered at net asset value plus a maximum sales charge of 4.00%.   Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges.   All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.   The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities, including exchange traded funds, listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

If market quotations are not readily available or if the Advisor believes the market quotations are not reflective of market value, securities will be valued at their fair market value as determined in good

Beech Hill Total Return Fund

NOTES TO FINANCIAL STATEMENTS(Continued)

December 31, 2011

 faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).   The Board will review the fair value method in use for securities requiring a fair market value determination at least quarterly.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of December 31, 2011 for the Fund’s assets and liabilities measured at fair value:

Beech Hill Total Return Fund

NOTES TO FINANCIAL STATEMENTS(Continued)

December 31, 2011

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$ 5,190,461	$ -	$ -	$ 5,190,461
Convertible Preferred Stock	546,737	-	-	546,737
Bonds & Notes	-	752,852	-	752,852
Short-Term Investments	856,826	-	-	856,826
Total	$ 6,594,024	$ 752,852	$ -	$ 7,346,876

There were no transfers into or out of Level 1 and Level 2 during the current period presented.   It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.   The Fund did not hold any Level 3 securities during the period.

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.   Dividends and distributions to shareholders are recorded on ex-dividend date.

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with maturities of three months or less. The Fund may maintain deposits with a high quality financial institution in an amount that is in excess of federally insured limits.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Beech Hill Total Return Fund

NOTES TO FINANCIAL STATEMENTS(Continued)

December 31, 2011

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the

Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3. INVESTMENT TRANSACTIONS

For the period ended December 31, 2011, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $8,785,475 and $1,795,164, respectively.

4. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. Beech Hill Advisors, Inc. serves as the Fund’s Investment Advisor (the “Advisor”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until April 30, 2012, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs such as interest and dividend expenses on securities sold short, or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Fund’s business) do not exceed 1.75% and 2.50% per annum of the Fund’s average daily net assets for Class A and Class C shares, respectively.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses are subsequently less than 1.75% and 2.50% of average daily net assets attributable to Class A and Class C shares, respectively, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 1.75% and 2.50% of average daily net assets for each share class. If

Beech Hill Total Return Fund

NOTES TO FINANCIAL STATEMENTS(Continued)

December 31, 2011

Fund Operating Expenses attributable to Class A and Class C shares subsequently exceed 1.75% and 2.50%, respectively per annum of the average daily net assets, the reimbursements shall be suspended.

The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

For the period ended December 31, 2011, the Advisor waived fees in the amount of $64,598 and reimbursed expenses in the amount of $52,172.

During the period ended December 31, 2011, Beech Hill Advisors, Inc., a registered broker/dealer and an affiliate of the Fund executed trades on behalf of the Fund.  Beech Hill Advisors, Inc. received $14,311 in brokerage commissions.

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares and 1.00% of the average daily net assets attributable to Class C shares and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor.   The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A and Class C shares.   The Distributor is an affiliate of GFS. For the period ended December 31, 2011, the Distributor received $40 in underwriting commissions for sales of Class A shares, of which $5 was retained by the principal underwriter or other affiliated broker-dealers.

Effective July 1, 2011, with the approval of the Board, the Fund pays its pro rata share of a total fee of $17,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. The Fund pays the chairperson of the audit committee its pro rata share of an additional $2,500 per quarter.   The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.    GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Beech Hill Total Return Fund

NOTES TO FINANCIAL STATEMENTS(Continued)

December 31, 2011

Northern Lights Compliance Services, LLC  (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

GemCom, LLC (“GemCom”)

GemCom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, GemCom receives customary fees from the Fund.

5. REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days.   For the period ended December 31, 2011, the Fund assessed $171 in redemption fees.

6. TAX COMPONENTS OF CAPITAL

As of December 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital	Post	Unrealized	Total
Ordinary	Long-Term	Loss	October	Appreciation/	Accumulated
Income	Capital Gains	Carry Forwards	Losses	(Depreciation)	Earnings/(Deficits)
$ -	$ -	$ (287,727)	$ (147,750)	$ (45,087)	$ (480,564)

The difference between book basis and tax basis unrealized depreciation, undistributed ordinary income is primarily attributable to partnership adjustments.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such capital losses of $147,750.

At December 31, 2011, the Fund had a capital loss carry forward for federal income tax purposes available to offset future capital gains:

Short-Term	Long-Term	Total
$ 287,727	$ -	$ 287,727

Permanent book and tax differences primarily attributable to net operating losses and foreign currency losses, resulted in reclassification for the Fund for the period ended December 31, 2011 as follows:  a decrease in paid-in-capital of $35,098; a decrease in accumulated net investment loss of $34,725; and a decrease in accumulated net realized loss from security transactions of $373.

Beech Hill Total Return Fund

NOTES TO FINANCIAL STATEMENTS(Continued)

December 31, 2011

7.  NEW ACCOUNTING PRONOUNCEMENT

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

8.  SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.   Management has determined that there were no subsequent events to report through the issuance of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees

Northern Lights Fund Trust and

Shareholders of

Beech Hill Total Return Fund

We have audited the accompanying statement of assets and liabilities of Beech Hill Total Return Fund, a series of Northern Lights Fund Trust (the “Trust”), including the portfolio of investments as of, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period January 24, 2011 (commencement of operations) through. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of, by correspondence with the custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Beech Hill Total Return Fund as of, the results of its operations, the changes in its net assets, and the financial highlights for the period January 24, 2011 through, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 27, 2012

Beech Hill Total Return Fund

EXPENSE EXAMPLES

December 31, 2011(Unaudited)

As a shareholder of the Beech Hill Total Return Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Beech Hill Total Return Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 through December 31, 2011.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Beech Hill Total Return Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 – 12/31/11	Expense Ratio During Period** 7/1/11 – 12/31/11
Class A	$1,000.00	$973.10	$8.70	1.75%
Class C	1,000.00	969.90	12.41	2.50

Hypothetical (5% return before expenses)	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 – 12/31/11	Expense Ratio During Period** 7/1/11 – 12/31/11
Class A	$1,000.00	$1,016.38	$8.89	1.75%
Class C	1,000.00	1,012.60	12.68	2.50

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

**Annualized.

Beech Hill Total Return Fund

SUPPLEMENTAL INFORMATION

December 31, 2011 (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.  The address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl (1950)	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	96

AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund; Satuit Capital Management Trust;  World Funds Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisors Trust (2007- February 2011) and Global Real Estate Fund (2009-2011)

Gary W. Lanzen (1954)	Trustee Since 2005	President, Orizon Investment Counsel, LLC (2000-2006); Chief Investment Officer (2006 -2010); Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	96	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund
Mark H. Taylor (1964)	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (2008-2011).	96	Ladenburg Thalmann Alternative Strategies Fund; Lifetime Achievement Mutual Fund (LFTAX) (Director and Audit Committee Chairman)
John V. Palancia (1954)	Trustee Since 2011	Retired. Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	96

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola*** (1952)	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Advisor Services, LLC, CLS Investments, LLC, Gemcom, LLC and Northern Lights Compliance Services, LLC (since 2003).	96	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund ; Constellation Trust Co.
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 (1969)	President Since 2006

President and Manager, Gemini Fund Services, LLC (since 2006), formerly Senior Vice President and Director of Administration (2001 - 2005); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); Manager (since 2006) and President (since 2004), GemCom LLC.

			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 (1969)	Treasurer Since 2006

Director of Fund Administration, Gemini Fund Services, LLC (since 2006); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (since 2004); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

			N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 (1976)	Secretary Since 2011

Vice President of Gemini Fund Services, LLC (since 2011); Director of Legal Administration, Gemini Fund Services, LLC (since 2009); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Brian Nielsen (1972)	Assistant Secretary Since 2011

Secretary and General Counsel for NorthStar Financial Services Group, LLC (since 2003); CLS Investments, LLC and Orion Advisor Services, LLC (since 2001); President, Manager, Secretary and General Counsel for Northern Lights Distributors, LLC (since 2003); Director, Secretary and General Counsel for Constellation Trust Company (since 2004); Assistant Secretary for Gemini Fund Services, LLC (since 2003) and Gemcom, LLC (since 2004); and Manager and Assistant Secretary for Northern Lights Compliance Services, LLC (since 2004).

			N/A	N/A
Lynn Bowley (1958)	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A
James Colantino 450 Wireless Blvd. Hauppauge, NY 11788 (1969)	Assistant Treasurer Since 2006	Vice President (2004 - Present); Senior Fund Administrator (1999-2004), Gemini Fund Services, LLC.	N/A	N/A
Erik Naviloff 450 Wireless Blvd. Hauppauge, NY 11788 (1968)	Assistant Treasurer Since 2009	Assistant Vice President, Gemini Fund Services, LLC, since 2007; Senior Accounting Manager, Fixed Income, Dreyfus Corporation, 2002 to 2007.	N/A	N/A
Richard Gleason 450 Wireless Blvd. Hauppauge, NY 11788 (1977)	Assistant Treasurer Since 2010	Manager of Fund Administration, Gemini Fund Services, LLC (since 2008); Senior Fund Administrator, Gemini Fund Services, LLC (2005-2008).	N/A	N/A
Dawn Borelli 450 Wireless Blvd. Hauppauge, NY 11788 (1972)	Assistant Treasurer Since 2010	Assistant Vice President, Fund Administration, Gemini Fund Services, LLC (since 2010), Assistant Vice President, Global Fund Administration, Legg Mason & Co. LLC (2003 – 2010).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely.

** The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Funds’ Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-760-0005.

Beech Hill Total Return Fund

SUPPLEMENTAL INFORMATION

December 31, 2011 (Unaudited)

Approval of Advisory Agreement – Beech Hill Total Return Fund

In connection with a meeting held on November 3, 2010, the Board of Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Beech Hill Advisors, Inc. (“BHA” or the “Adviser”) and the Trust, on behalf Beech Hill Total Return Fund (the “Fund”). In considering the proposed Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement. These materials included: (a) information on the investment performance of a peer group of funds and appropriate indices with respect to the Fund; (b) the Fund’s overall fees and operating expenses compared with similar mutual funds; (c) the overall organization of the Adviser; (d) investment management staffing; and (e) the financial condition of the Adviser.

In their consideration of the proposed Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and the following summary does not detail all the matters considered. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Advisory Agreement include the following:

Nature, Extent and Quality of Services.  A presentation was given by representatives of the Adviser during the Board’s September 22, 2010 meeting regarding the Fund’s investment strategies.  The Trustees discussed the nature of BHA’s operations, the quality of BHA’s compliance infrastructure and the experience of its fund management personnel.  The Trustees concluded that BHA has the ability to provide a level of service consistent with the Board’s expectations.

Performance.  Because the Fund has not yet commenced operations, the Trustees could not consider the investment performance of the Fund.  However, the Board, including the Independent Trustees, considered BHA’s past performance of separately managed accounts. The Board concluded that the Adviser has the potential to deliver favorable performance.

Fees and Expenses.  The Board noted that BHA would charge a 1.00% annual advisory fee based on the average net assets of the Fund. The Trustees concluded that the Fund’s advisory fee, as well as its overall expense ratio, was acceptable in light of the quality of the services the Fund expected to receive from the Adviser and the level of fees paid by a peer group of other similarly managed mutual funds.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that based on the anticipated size of the Fund for the initial two years of its Advisory Agreement, economies of scale was not a relevant consideration at this time.

Profitability.  The Board, including the Independent Trustees, considered the anticipated profits to be realized by BHA in connection with the operation of the Fund, based on materials provided to the Board, and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. They also considered the profits to be realized by BHA from other activities related to the Fund. The Trustees concluded that because of the Fund’s expense limitation agreement and expected asset level, the Board was satisfied that BHA’s level of profitability from its relationship with the Fund would not be excessive.

Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the proposed Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is fair and reasonable and that approval of the Advisory Agreement is in the best interests of the Trust and the shareholders of the Fund.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Page 2

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-760-0005 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-760-0005.

INVESTMENT ADVISOR

Beech Hill Advisors, Inc

880 Third Ave., 16th Floor

New York, NY 10022

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii

The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2011 - $12,500

(b)

Audit-Related Fees

2011 – None

(c)

Tax Fees

2011 - $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2011 – None

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

3/9/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

3/9/12

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

3/9/12